Exhibit 99.1
Contacts:

Media	Investors

Brad Bishop	Paul Blair	James T. Crines
574-372-4291	574-371-8042	574-372-4264
bradley.bishop@zimmer.com	paul.blair@zimmer.com	james.crines@zimmer.com
Zimmer Reports Fourth Quarter and 2008 Financial Results
•	Net Sales of $1.03 billion for the fourth quarter represents a decrease of 4% reported (a decrease of 1% constant currency)

•	Diluted EPS for the fourth quarter were $0.75 reported, a decrease of 33% from the prior year period, and $1.00 adjusted, a decrease of 15% from the prior year period

•	Net Sales of $4.12 billion for the full year represents an increase of 6% reported (an increase of 3% constant currency)

•	Diluted EPS for the full year were $3.72 reported, an increase of 14% over the prior year period, and $4.05 adjusted, unchanged from the prior year period
(WARSAW, IN) January 29, 2009—Zimmer Holdings, Inc. (NYSE and SWX: ZMH) today reported financial results for the fourth quarter and year ended December 31, 2008. For the fourth quarter, the Company announced net sales of $1.03 billion, a decrease from the prior year period of 4% reported and a decrease of 1% constant currency. Diluted earnings per share for the quarter were $0.75 reported, a decrease of 33% and $1.00 adjusted, a decrease of 15% from the prior year period. Full-year net sales were $4.12 billion, an increase of 6% reported and 3% constant currency. Diluted earnings per share for the year were $3.72 reported, an increase of 14% and $4.05 adjusted, unchanged from the prior year.
“Although we are not satisfied with our 2008 financial performance relative to the market opportunities, we have made good progress in addressing the issues that negatively impacted our results. In the fourth quarter, we continued to ramp up our surgeon training and education programs, further advanced activities on the product development front, and resolved a large number of our outstanding payments to consulting healthcare professionals and institutions,” said David Dvorak, Zimmer President and CEO. “We are excited about the prospects for reestablishing positive momentum in our overall business, with the goal of restoring revenue growth as 2009 progresses.”
Net earnings for the fourth quarter were $167.5 million on a reported basis and $224.6 million on an adjusted basis, a decrease of 18.6% adjusted from the prior year period. Operating cash flow for the fourth quarter was $207 million. Net earnings for the full year 2008 were $848.6 million on a reported basis and $924.3 million on an adjusted basis, a decrease of 3.9% adjusted from the prior year.
During the fourth quarter of 2008, the Company acquired 1.2 million shares of its common stock for an aggregate purchase price of $48.1 million. For the full year 2008, the Company purchased 10.7 million shares for a total of $737 million. At the end of the year, $1.13 billion of authorization remained under the Company’s $1.25 billion repurchase program, which expires on December 31, 2009.
In the fourth quarter, the Company increased its provision for known and anticipated claims relating to the previously announced voluntary suspension of marketing and distribution of the Durom® Acetabular Component in the U.S. from the previously announced $47.5 million to $69 million.   The increase is based on an assessment of the number of claims received since the end of the third quarter of 2008.  Adjusted 2008 figures in this release exclude the impact of this provision.

Guidance
The Company expects full-year revenues for 2009 to increase between 1% and 3% on a constant currency basis, with revenues anticipated to be flat in the first half of the year and improving thereafter. Assuming foreign currency exchange rates remain near year-end 2008 levels, the Company estimates that foreign currency translation will reduce revenue by approximately 4% for the full year 2009. Adjusted diluted earnings per share are expected to show negative growth in the first three quarters with positive growth in the fourth quarter. Full-year 2009 adjusted diluted earnings per share are projected to be in a range of $3.85 to $4.00.
Conference Call
The Company will conduct its fourth quarter and year-end 2008 investor conference call today, January 29, 2009, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference.
Individuals who wish to dial into the conference call may do so at (888) 881-6248. International callers should dial (706) 634-6422. A digital recording will be available two hours after the completion of the conference call from January 29, 2009 to
February 12, 2009. To access the recording, U.S./Canada callers should dial (800) 642-1687, and International callers should dial (706) 645-9291, and enter the Conference ID, 80433715. A copy of this press release and other financial and statistical information about the periods to be presented in the conference call will be accessible through the Zimmer website at http://investor.zimmer.com.
Sales Tables
The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter and full year on both a reported and constant currency basis.

NET SALES — THREE MONTHS ENDED DECEMBER 31, 2008
(in millions, unaudited)

				Constant
	Net	Reported		Currency
	Sales	% Growth		% Growth
Geographic Segments
Americas	$589	(1	) %	—%
Europe	297	(10)		—
Asia Pacific	144	(4)		(5)

Total	1,030	(4)		(1)
Product Categories
Reconstructive
Americas	457	(2)		(1)
Europe	263	(10)		(1)
Asia Pacific	112	(6)		(6)

Total	832	(5)		(1)
Knees
Americas	266	—		1
Europe	113	(9)		1
Asia Pacific	52	(6)		(2)

Total	431	(3)		1
Hips
Americas	141	(5)		(4)
Europe	121	(11)		(2)
Asia Pacific	52	(2)		(6)

Total	314	(7)		(3)
Extremities	30	3		7
Dental	57	(13)		(10)
Trauma	57	2		4
Spine	72	29		33
OSP and other	69	(19)		(19)

NET SALES — TWELVE MONTHS ENDED DECEMBER 31, 2008
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$2,354	3%	3%
Europe	1,179	9	4
Asia Pacific	588	9	2

Total	4,121	6	3

Product Categories
Reconstructive
Americas	1,869	4	4
Europe	1,054	10	4
Asia Pacific	468	9	3

Total	3,391	7	4

Knees
Americas	1,090	6	6
Europe	452	11	6
Asia Pacific	221	12	6

Total	1,763	8	6

Hips
Americas	576	1	1
Europe	494	7	2
Asia Pacific	210	8	—

Total	1,280	5	1

Extremities	121	16	15
Dental	227	3	1
Trauma	221	8	5
Spine	231	17	16
OSP and other	278	(11)	(14)

About the Company
Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer designs, develops, manufactures and markets orthopaedic reconstructive, spinal and trauma devices, dental implants, and related surgical products. Zimmer has operations in more than 25 countries around the world and sells products in more than 100 countries. Zimmer’s 2008 sales were approximately $4.1 billion. The Company is supported by the efforts of approximately 8,500 employees worldwide.
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For more information about Zimmer, visit www.zimmer.com
Note on Non-GAAP Financial Measures
As used in this press release, the term “adjusted” refers to operating performance measures that exclude the 2007 civil settlement and related tax benefit, the 2008 provision for certain Durom Cup product claims in the U.S., in-process research and development (IPR&D), inventory step-up and acquisition, integration and other expenses. The provision related to the Durom Cup is classified as a non-recurring item that is different from the Company’s routine product liability claims for a number of reasons, including that the provision is limited to revisions associated with surgeries that predate the Company’s voluntary suspension and which also occur within two years of the original surgery date. The term “constant currency” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release.
Zimmer Safe Harbor Statement
This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our compliance with the Deferred Prosecution Agreement through

March 2009 and the Corporate Integrity Agreement through 2012; the impact of our enhanced healthcare compliance global initiatives and business practices on our relationships with customers and consultants, our market share and our overall financial performance; the success of our quality initiatives; the outcome of the informal investigation by the U.S. Securities and Exchange Commission into Foreign Corrupt Practices Act matters announced in October 2007; price and product competition; changes in customer demand for our products and services caused by demographic changes or other factors; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; control of costs and expenses; our ability to obtain and maintain adequate intellectual property protection; our ability to successfully integrate acquired businesses; our ability to form and implement alliances; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and foreign government regulators and tax obligations and risks; the impact of temporarily suspending U.S. distribution of one of our key hip replacement products; product liability and intellectual property litigation losses; reductions in reimbursement levels from third-party payors and cost-containment efforts of healthcare purchasing organizations; our ability to retain the independent agents and distributors who market our products; changes in general industry and market conditions, including domestic and international growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations; and the costs of defending or resolving putative class action securities litigation and lawsuits, investigations or other proceedings resulting from our September 2007 settlement with the U.S. government and other matters. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2008 and 2007
(in millions, except per share amounts, unaudited)

	2008	2007	% Inc/(Dec)
Net Sales	$1,030.2	$1,073.5	(4	) %
Cost of products sold	243.1	253.9	(4)

Gross Profit	787.1	819.6	(4)

Research and development	47.2	50.8	(7)
Selling, general and administrative	435.6	401.2	9
Certain claims	21.5	—	100
Acquisition, integration and other expense	43.1	15.7	171

Operating expenses	547.4	467.7	17

Operating Profit	239.7	351.9	(32)
Interest and other, net	(4.2)	1.1	(502)

Earnings before income taxes and minority interest	235.5	353.0	(33)
Provision for income taxes	67.9	89.0	(24)
Minority interest	(0.1)	(0.2)	(66)

Net Earnings	$167.5	$263.8	(37)

Earnings Per Common Share
Basic	$0.75	$1.13	(34)
Diluted	$0.75	$1.12	(33)

Weighted Average Common Shares Outstanding
Basic	223.7	233.3
Diluted	224.2	234.8

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008 and 2007
(in millions, except per share amounts)

	2008	2007	% Inc/(Dec)
	(unaudited)
Net Sales	$4,121.1	$3,897.5	6%
Cost of products sold	997.3	875.9	14

Gross Profit	3,123.8	3,021.6	3

Research and development	194.0	209.6	(7)
Selling, general and administrative	1,702.3	1,489.7	14
Settlement	—	169.5	(100)
Certain claims	69.0	—	100
Acquisition, integration and other expense	68.5	25.2	171

Operating expenses	2,033.8	1,894.0	7

Operating Profit	1,090.0	1,127.6	(3)
Interest and other, net	31.8	4.0	698

Earnings before income taxes and minority interest	1,121.8	1,131.6	(1)
Provision for income taxes	272.3	357.9	(24)
Minority interest	(0.9)	(0.5)	59

Net Earnings	$848.6	$773.2	10

Earnings Per Common Share
Basic	$3.73	$3.28	14
Diluted	$3.72	$3.26	14

Weighted Average Common Shares Outstanding
Basic	227.3	235.5
Diluted	228.3	237.5

ZIMMER HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	December 31,	December 31,
	2008	2007
	(unaudited)
Assets
Current Assets:
Cash and equivalents	$212.6	$463.9
Restricted cash	2.7	2.5
Receivables, net	732.8	674.3
Inventories, net	928.3	727.8
Other current assets	302.2	214.2

Total current assets	2,178.6	2,082.7

Property, plant and equipment, net	1,264.1	971.9
Goodwill	2,774.8	2,621.4
Intangible assets, net	872.1	743.8
Other assets	149.4	213.9

Total Assets	$7,239.0	$6,633.7

Liabilities and Shareholders’ Equity

Current liabilities	$771.1	$748.6
Other long-term liabilities	353.9	328.4
Long-term debt	460.1	104.3
Minority interest	3.6	2.8
Shareholders’ equity	5,650.3	5,449.6

Total Liabilities and Shareholders’ Equity	$7,239.0	$6,633.7

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008 and 2007
(in millions)

	2008	2007
	(unaudited)
Cash flows provided by (used in) operating activities
Net earnings	$848.6	$773.2
Depreciation and amortization	275.1	230.0
Gain on sale of other assets	(38.8)	—
In-process research and development	38.5	6.5
Share-based compensation	69.9	70.1
Inventory step-up	7.0	0.5
Income tax benefits from employee stock compensation plans	12.5	40.8
Excess income tax benefits from employee stock compensation plans	(6.5)	(27.0)
Changes in operating assets and liabilities
Income taxes	(75.3)	70.0
Receivables	(44.4)	(12.5)
Inventories	(148.1)	(58.0)
Accounts payable and accrued expenses	119.3	61.9
Other assets and liabilities	(19.7)	(71.1)

Net cash provided by operating activities	1,038.1	1,084.4

Cash flows provided by (used in) investing activities
Additions to instruments	(237.9)	(138.5)
Additions to other property, plant and equipment	(250.0)	(192.7)
Acquisition of intellectual property rights	(109.4)	—
Proceeds from sale of other assets	54.9	—
Abbott Spine acquisition, net of acquired cash	(363.0)	—
Other acquisitions, net of acquired cash	(18.8)	(160.3)

Net cash used in investing activities	(924.2)	(491.5)

Cash flows provided by (used in) financing activities
Net borrowings under credit facilities	330.0	—
Proceeds from employee stock compensation plans	57.0	149.8
Excess income tax benefits from employee stock compensation plans	6.5	27.0
Repurchase of common stock	(737.0)	(576.3)

Net cash used in financing activities	(343.5)	(399.5)

Effect of exchange rates on cash and equivalents	(21.7)	4.8

Increase (decrease) in cash and equivalents	(251.3)	198.2
Cash and equivalents, beginning of period	463.9	265.7

Cash and equivalents, end of period	$212.6	$463.9

ZIMMER HOLDINGS, INC.
NET SALES BY GEOGRAPHIC SEGMENT
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2008 and 2007
(in millions)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2008	2007	% (Dec)		2008	2007	% Inc
	(unaudited)	(unaudited)			(unaudited)
Americas	$589.0	$594.1	(1	) %	$2,353.9	$2,277.0	3%
Europe	296.8	329.0	(10)		1,179.1	1,081.0	9
Asia Pacific	144.4	150.4	(4)		588.1	539.5	9

Total	$1,030.2	$1,073.5	(4)		$4,121.1	$3,897.5	6

ZIMMER HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2008 and 2007
(in millions)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2008	2007	% Inc/(Dec)		2008	2007	% Inc/(Dec)
	(unaudited)	(unaudited)			(unaudited)
Reconstructive	$832.5	$876.9	(5	) %	$3,391.0	$3,181.0	7%
Trauma	57.0	55.8	2		221.4	205.8	8
Spine	71.8	55.5	29		230.6	197.0	17
OSP and other	68.9	85.3	(19)		278.1	313.7	(11)

Total	$1,030.2	$1,073.5	(4)		$4,121.1	$3,897.5	6

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Three Months Ended
	December 31, 2008
			Foreign		Constant
	Reported		Exchange		Currency
	% Growth		Impact		% Growth
Geographic Segments
Americas	(1	) %	(1	) %	—%
Europe	(10)		(10)		—
Asia Pacific	(4)		1		(5)
Total	(4)		(3)		(1)
Product Categories
Reconstructive
Americas	(2)		(1)		(1)
Europe	(10)		(9)		(1)
Asia Pacific	(6)		—		(6)
Total	(5)		(4)		(1)

Knees
Americas	—		(1)		1
Europe	(9)		(10)		1
Asia Pacific	(6)		(4)		(2)
Total	(3)		(4)		1

Hips
Americas	(5)		(1)		(4)
Europe	(11)		(9)		(2)
Asia Pacific	(2)		4		(6)
Total	(7)		(4)		(3)

Extremities	3		(4)		7

Dental	(13)		(3)		(10)

Trauma	2		(2)		4

Spine	29		(4)		33

OSP and other	(19)		—		(19)

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Twelve Months Ended
	December 31, 2008
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	3%	—%	3%
Europe	9	5	4
Asia Pacific	9	7	2
Total	6	3	3

Product Categories
Reconstructive
Americas	4	—	4
Europe	10	6	4
Asia Pacific	9	6	3
Total	7	3	4

Knees
Americas	6	—	6
Europe	11	5	6
Asia Pacific	12	6	6
Total	8	2	6

Hips
Americas	1	—	1
Europe	7	5	2
Asia Pacific	8	8	—
Total	5	4	1

Extremities	16	1	15

Dental	3	2	1

Trauma	8	3	5

Spine	17	1	16

OSP and other	(11)	3	(14)

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Three Months Ended December 31, 2008 and 2007
(in millions, unaudited)

	Three Months
	Ended December 31,
	2008	2007
Net Earnings	$167.5	$263.8
Inventory step-up	3.8	0.3
Certain claims	21.5	—
Acquisition, integration and other	43.1	15.7
Taxes on inventory step-up, certain claims and acquisition, integration and other	(11.3)	(3.7)

Adjusted Net Earnings	$224.6	$276.1

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Twelve Months Ended December 31, 2008 and 2007
(in millions, unaudited)

	Twelve Months
	Ended December 31,
	2008	2007
Net Earnings	$848.6	$773.2
Inventory step-up	7.0	0.5
Settlement	—	169.5
Certain claims	69.0	—
Acquisition, integration and other	68.5	25.2
Taxes on inventory step-up, certain claims and acquisition, integration and other	(38.0)	(6.8)
Tax benefit from settlement	(30.8)	—

Adjusted Net Earnings	$924.3	$961.6

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Three Months Ended December 31, 2008 and 2007
(unaudited)

	Three Months
	Ended December 31,
	2008	2007
Diluted EPS	$0.75	$1.12
Inventory step-up	0.01	—
Certain claims	0.10	—
Acquisition, integration and other	0.19	0.07
Taxes on inventory step-up, certain claims and acquisition, integration and other	(0.05)	(0.01)

Adjusted Diluted EPS	$1.00	$1.18

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Twelve Months Ended December 31, 2008 and 2007
(unaudited)

	Twelve Months
	Ended December 31,
	2008	2007
Diluted EPS	$3.72	$3.26
Inventory step-up	0.03	—
Settlement	—	0.71
Certain claims	0.30	—
Acquisition, integration and other	0.30	0.11
Taxes on inventory step-up, certain claims and acquisition, integration and other	(0.17)	(0.03)
Tax benefit from settlement	(0.13)	—

Adjusted Diluted EPS	$4.05	$4.05

ZIMMER HOLDINGS, INC.
Reconciliation of 2009 Projected Diluted EPS
and Projected Adjusted Diluted EPS
(unaudited)

Projected Twelve Months Ended December 31, 2009:	Low	High
Diluted EPS	$3.68	$3.83
Inventory step-up, net of tax	0.04	0.04
Acquisition, integration and other, net of tax	0.13	0.13

Adjusted Diluted EPS	$3.85	$4.00